                                  EXHIBIT 23(A)
                                  -------------


                         Consent of Arthur Andersen LLP


        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated April 30, 1998 included in Dairy Mart Convenient Stores, Inc.'s Annual Report on Form 10-K for the year ended January 31, 1998 and to all references to our Firm included in this registration statement.





                                                        Arthur Andersen LLP
Cleveland, Ohio,
June 8, 1998.